UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 9, 2005 (March 7, 2005)

UAP Holding Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51035	11-3708834
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7251 W. 4th Street

Greeley, Colorado 80634

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (970) 356-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

UAP Holding Corp. announces that it has completed its exchange offer pursuant to which all outstanding $125,000,000 aggregate principal amount at maturity of its 10 3/4% Senior Discount Notes due 2012 (the “Old Notes”) were tendered for exchange into an equal aggregate principal amount at maturity of its 10 3/4% Senior Discount Notes due 2012 that have been registered under the Securities Act of 1933, as amended (the “New Notes”). The exchange offer expired at midnight, New York City time, on March 2, 2005. Based on the information provided by JPMorgan Chase Bank, N.A., the exchange agent for the exchange offer, as of the expiration of the exchange offer, 100% of the outstanding aggregate principal amount at maturity of the Old Notes had been tendered for an equal aggregate principal amount at maturity of the New Notes. All Old Notes tendered were accepted for exchange and the exchange offer was consummated on March 7, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAP HOLDING CORP.
(Registrant)

Date: March 9, 2005

	By:	/s/ Todd A. Suko
Todd A. Suko
Vice President, General Counsel and
Secretary